UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 29, 2009

VALLEY FINANCIAL CORPORATION

VIRGINIA	000-28342	54-1702380
(State of Incorporation)	(Commission	(I.R.S. Employer
	File Number)	Identification Number)

36 Church Avenue, S.W.
Roanoke, Virginia 24011
(Address of principal executive offices)

(540) 342-2265
(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We are filing this Form 8-K/A to correct the Edgar identifier. No changes have been made to the content of the original Form 8-K in this amended filing.

Item 8.01. Other Events.

Valley Financial Corporation (the "Company"), the holding company for Roanoke, VA-based Valley Bank, issued a press release announcing that its Board of Directors approved a reduction in its semi-annual common stock cash dividend from $0.07 to $0.04 per share, effective for the dividend payable July 1, 2009, to shareholders of record on June 1, 2009. The text of the press release is included as Exhibit 99.1 to this report and is incorporated by reference.

The Company's common stock is traded on the NASDAQ Capital Market under the symbol VYFC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished pursuant to Item 8.01 above.

Exhibit No.	Description
99.1	Press Release dated May 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY FINANCIAL CORPORATION

Date: May 4, 2009	/s/ Kimberly B. Snyder

Kimberly B. Snyder, Executive Vice President
           and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 1, 2009.